Exhibit 10.13

DATED                                JANUARY                                2002
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                            (1) DCD HOLDINGS LIMITED
                                   (as Lender)

                                     - and -

                         (2) IVP TECHNOLOGY CORPORATION
                                  (as Borrower)




                           --------------------------
                                 LOAN AGREEMENT
                           --------------------------







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                                    CONTENTS


1.     DEFINITIONS AND INTERPRETATION..........................................1

2.     THE ADVANCE.............................................................2

3.     PURPOSES AND APPLICATION OF THE ADVANCE.................................2

4.     AVAILABILITY OF THE ADVANCE.............................................2

5.     INTEREST................................................................3

6.     REPAYMENT...............................................................3

7.     EVENTS OF DEFAULT.......................................................3

8.     NOTICES.................................................................4

9.     COUNTERPARTS............................................................5

10.    THIRD PARTY RIGHTS......................................................5

11.    GOVERNING LAW...........................................................5





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THIS LOAN AGREEMENT is made on 16th January 2002,

BETWEEN:

(1)     DCD  Holdings   Limited  a  company   incorporated  in  Channel  Islands
        (Registered No. 13873) whose registered office is Chancey Chambers, 8 Duhamer Place, St. Helier, Jersey, Channel Islands ("Lender"); and

(2)     IVP  Technology   Corporation  a  company  registered  in  Nevada  whose
        principal place of business is at 2275 Lakeshore Boulevard West, Suite 401, Toronto, Ontario, M8V 3Y3, Canada ("Borrower").

BACKGROUND

The Lender has agreed to provide a loan facility to the Borrower on and subject to the terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.      DEFINITIONS AND INTERPRETATION

        1.1.  In this Agreement:

              "Advance" means the loan facility of (pound)600,000 to be advanced by the Lender to the Borrower hereunder;

              "Business Day" means a day other than a Saturday, Sunday or public Holiday in England;

              "Event of Default" means any of the matters set out in clause 7;

              "Repayment Date" means 30 April 2002;

              "Interest Payment Dates" means the last day of each month in each year after 30 April 2002;

              "Interest Rate" means base rate of HSBC Bank plc minus 5% if that figure equals a positive figure.

        1.2. References in this Agreement (or to any provisions of, or definitions contained in) this Agreement or any other document shall be construed as references to this Agreement, that provision, or document in force for the time being and as amended from time to time but only to the extent that any such amendment has been made in accordance with the terms of this Agreement.

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        1.3.  Headings  are for ease of  reference  only and shall be ignored in the interpretation of this Agreement.

        1.4.  In this Agreement, unless the context otherwise requires:

              1.4.1. references to clauses are to be construed as references to the clauses of this Agreement;

              1.4.2. words importing the singular shall include the plural and vice versa;

              1.4.3. references to persons shall include any firm, body corporate, company, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of any two or more of the foregoing.

2.      THE ADVANCE

        2.1. The Lender grants to the Borrower upon the terms and conditions of this Agreement the Advance.

        2.2. The Advance shall be repaid in the manner and subject to the terms and conditions set out in this Agreement.

3.      PURPOSES AND APPLICATION OF THE ADVANCE

        The proceeds of the Advance shall be at the disposal of the Borrower and may be applied for such purposes as the Borrower shall in its discretion determine.

4.      AVAILABILITY OF THE ADVANCE

        4.1.  The Advance  shall be available  for draw down in whole or in part at any time  during  the period  from 21 January  2002 to 30 April
              2002

        4.2. Any part of the Advance not drawn down on or before 30 April 2002 must be drawn down on that day unless the Lender has given notice to the Borrower under clause 7 below that the Advance is immediately due and repayable.

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5.      INTEREST

        5.1. If the Advance is drawn down in full in one tranche it shall bear interest at the Interest Rate in respect of the period commencing on the date the Advance was drawn down and ending on the Repayment Date, such interest to be added to the Advance on the Repayment Date.

        5.2. If the Advance is drawn down in more than one tranche, each such tranche shall bear interest at the Interest Rate in respect of the period commencing on the date that the relevant tranche of the Advance was drawn down and ending on the Repayment Date, such interest to be added to the Advance on the Repayment Date.

        5.3. In the event and to the extent that the Advance is not repaid on the Repayment Date the Advance or such part thereof as is for the time being outstanding shall bear interest at the rate equal to the base rate of HSBC Bank plc plus 4%, such interest to be payable monthly in arrears on each Interest Payment Date.

6.      REPAYMENT

        6.1. Unless already repaid under this Agreement or agreed in writing with the Lender, the Borrower shall repay the Advance together with all interest accrued, if any, in cash on the Repayment Date.

        6.2. A certificate from the Lender as to the amount at any time due from the Borrower to the Lender under this Agreement shall, in the absence of manifest error, be conclusive.

7.      EVENTS OF DEFAULT

        If:

        7.1. default is made by the Borrower in the payment of any sum due under this Agreement and such default continues for a period of seven Business Days; or

        7.2. any order is made by any competent court or resolution passed for the winding up or dissolution of the Borrower save for the purposes of a solvent reorganization; or

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        7.3.  the Borrower ceases or threatens to cease to carry on the whole or a substantial part of its business, save for the purposes of a solvent reorganization or the Borrower stops or threatens to stop payment of, or in unable to pay, or admits inability to pay, its debts (or any class thereof) as they fall due, or is deemed unable to pay its debts pursuant to or for the purposes of any applicable law, or is adjudicated or found bankrupt or insolvent; or

        7.4. proceedings (other than frivolous or vexatious proceedings) are initiated against the Borrower under any applicable liquidation, insolvency, composition, reorganization or other similar laws or
              (a) an application is made for the appointment of an administrative or other receiver, manager, administrator or other similar official, or an administrator or other receiver, manager, administrator or other similar official is appointed, in relation to the Borrower or in relation to the whole or a substantial part of the undertaking or assets of it, or an encumbrancer takes possession of the whole or a substantial part of the undertaking or assets of it, or a distress, execution, attachment, sequestration or other process is levied, enforced upon, sued out or put in force against the whole or a part of the undertaking or assets of it; and (b) in any such case is not discharged within 28 days; or if the Borrower initiates or consents to judicial proceedings relating to itself under any applicable liquidation, insolvency, composition, reorganization or other similar laws or makes a conveyance or assignment for the benefit of, or enters into any composition or other arrangement with its creditors generally (or any class of its creditors);

        then and in any such event and at any time thereafter whilst it is continuing, the Lender may, in its sole discretion, by notice in writing to the Borrower declare the Advance to be immediately due and payable together with interest in respect thereof and, upon such declaration, the Advance shall become immediately due without further demand or other notice of any kind, all of which are hereby expressly waived by the Borrower.

8.      NOTICES

        8.1. Each communication to be made under this Agreement shall be made in writing but, unless otherwise stated, may be made by telex, facsimile transmission or letter.

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        8.2.  Any communication or document to be made or delivered  pursuant to this Agreement shall (unless that other person has by 15 days' written notice to the other specified another address or another person for whose attention the communication or document should be marked) be made or delivered to the addresses specified above and in each case shall be deemed to have been if made by facsimile transmission when received legibly and in full by the recipient or (in the case of any communication made by letter) when left at that address or (as the case may be) two days after being deposited in the post first class postage prepaid in an envelope addressed to it at that address.

9.      COUNTERPARTS

        This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties shall constitute an original but all of which shall constitute one and the same instrument.

10.     THIRD PARTY RIGHTS

        A person who is not party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement. This clause does not affect any right or remedy of any person that exists or is available otherwise than pursuant to that Act.

11.     GOVERNING LAW

        This Agreement shall be governed by and construed for all purposes in accordance with the laws of England and the parties hereby submit to the exclusive jurisdiction of the English courts.

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        IN WITNESS  WHEREOF the parties have executed this Agreement the day and year first above written.



                                        SIGNED by Shabir Randeree for         )
                                        and on behalf of DCD Holdings Limited )

                                        Duly authorized officer


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                                        SIGNED by Brian MacDonald for
                                        and on behalf of ICP TECHNOLOGY       )
                                        CORPORATION

                                        Duly authorized officer


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